UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 28, 2005

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5620	23-1609753

(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building
435 Devon Park Drive
Wayne, PA	19087

(Address of Principal Executive Offices)	(Zip Code)

610-293-0600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Third Amendment dated as of January 28, 2005, to Amended and Restated Loan and Security Agreement-Mantas
Third Amendment dated as of January 31, 2005, to Loan Agreement-ChromaVision Medical Systems
First Amendment dated as of January 31, 2005, to Loan and Security Agreement-Laureate Pharma
Amended and Restated Loan and Security Agreement dated as of January 31, 2005-Pacific Title

ITEM 1.01. Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed by the Registrant to report amendments to their respective credit agreements with Comerica Bank by Mantas, Inc. (“Mantas”), ChromaVision Medical Systems, Inc. (“ChromaVision”) and Laureate Pharma, Inc. (“Laureate Pharma”) to extend the maturity dates of their revolving lines of credit to January 31, 2006 (from prior dates of March 18, 2005, January 31, 2005, and November 30, 2005, respectively). Other terms of their respective credit facilities, including rate of interest, payment terms and available credit, remain the same. Safeguard Scientifics (Delaware), Inc. and/or Safeguard Delaware, Inc., wholly owned subsidiaries of the Registrant, are guarantors of the obligations of Mantas, ChromaVision, and Laureate Pharma under their respective credit facilities.

This Current Report on Form 8-K also reports an amended and restated credit facility with Comerica Bank by Pacific Title & Arts Studio, Inc. (“Pacific Title”). Pacific Title’s amended and restated credit facility with Comerica Bank provides a $2 million revolving credit line at an interest rate equal to 1.25% above Comerica Bank’s prime rate. Advances under the revolving line may be repaid and reborrowed at any time prior to the maturity date of January 31, 2006, provided Pacific Title is then in compliance with the terms and conditions of its facility. The loan documents include customary covenants and events of default, including a possible acceleration of maturity dates in the event of a change of control of Pacific Title as defined in the loan documents. Term loan advances made to Pacific Title under the former facility in the principal amount of $180,833 remain outstanding and bear interest at the rate of 1.75% above Comerica Bank’s prime rate, payable in equal monthly installments of principal plus accrued interest until October 2006.

Mantas, ChromaVision, Laureate Pharma, and Pacific Title are majority owned subsidiaries of the Registrant.

The information set forth above is qualified in its entirety by reference to the agreements filed as exhibits to this Current Report on Form 8-K, as listed below, which exhibits are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

99.1	Third Amendment dated as of January 28, 2005, to Amended and Restated Loan and Security Agreement dated as of December 15, 2002, as amended, by and between Comerica Bank, successor by merger to Comerica Bank – California, and Mantas, Inc.

99.2	Third Amendment dated as of January 31, 2005, to Loan Agreement dated as of February 13, 2003, as amended, by and between Comerica Bank and ChromaVision Medical Systems, Inc.

99.3	First Amendment dated as of January 31, 2005 to Loan and Security Agreement dated as of December 1, 2004, by and between Comerica Bank and Laureate Pharma, Inc.

99.4	Amended and Restated Loan and Security Agreement dated as of January 31, 2005, by and between Comerica Bank and Pacific Title & Arts Studio, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: February 3, 2005	By:	STEVEN J. FEDER

Steven J. Feder
Senior Vice President and General Counsel

Exhibit Index

99.1	Third Amendment dated as of January 28, 2005, to Amended and Restated Loan and Security Agreement dated as of December 15, 2002, as amended, by and between Comerica Bank, successor by merger to Comerica Bank – California, and Mantas, Inc.

99.2	Third Amendment dated as of January 31, 2005, to Loan Agreement dated as of February 13, 2003, as amended, by and between Comerica Bank and ChromaVision Medical Systems, Inc.

99.3	First Amendment dated as of January 31, 2005, to Loan and Security Agreement dated as of December 1, 2004, by and between Comerica Bank and Laureate Pharma, Inc.

99.4	Amended and Restated Loan and Security Agreement dated as of January 31, 2005, by and between Comerica Bank and Pacific Title & Arts Studio, Inc.